Exhibit 99.2

BANKFINANCIAL CORPORATION

THIRD QUARTER 2007

QUARTERLY FINANCIAL AND STATISTICAL SUPPLEMENT

FOR THE LATEST FIVE QUARTERS

Note: Certain reclassifications have been made in the prior period’s financial statements and reflected in the Selected Quarterly Financial and Statistical Data tables to conform with the current period’s presentation.

The information and statistical data contained herein have been prepared by BankFinancial Corporation and have been derived or calculated from selected quarterly and period-end historical financial statements prepared in accordance with accounting principles generally accepted in the United States. BankFinancial Corporation is under no obligation to update, keep current or continue to provide the information contained herein. This information is provided solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or establish any business relationships with BankFinancial Corporation or its subsidiary.

BANKFINANCIAL CORPORATION

SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA

Latest Five Quarters

(Dollars in thousands; except per share) – (Unaudited)

PERFORMANCE MEASUREMENTS:	2007			2006
	IIIQ	IIQ	IQ	IVQ	IIIQ
Return on assets (ratio of net income to average total assets) (1)	0.59%	0.61%	0.42%	0.30%	0.68%
Return on equity (ratio of net income to average equity) (1)	2.90	3.01	2.03	1.48	3.34
Net interest rate spread (1)	2.91	2.88	2.98	2.91	2.86
Net interest margin (1)	3.76	3.74	3.84	3.74	3.71
Efficiency ratio	77.38	80.79	81.66	93.01	75.37
Noninterest expense to average total assets (1)	3.26	3.28	3.31	3.82	3.14
Average interest-earning assets to average interest-bearing liabilities	130.11	131.30	132.31	131.53	133.87
Offices	18	18	18	18	18
Employees (full time equivalents)	416	418	425	438	452

SUMMARY INCOME STATEMENT:	2007			2006
	IIIQ	IIQ	IQ	IVQ	IIIQ
Total interest income	$23,124	$23,111	$23,793	$23,867	$24,244
Total interest expense	9,899	9,760	9,765	9,854	9,792

Net interest income before provision	13,225	13,351	14,028	14,013	14,452
Provision (credit) for loan losses	460	(354)	581	(537)	49

Net interest income	12,765	13,705	13,447	14,550	14,403
Noninterest income	2,777	2,327	2,042	2,533	2,658
Noninterest expense	12,383	12,666	13,122	15,390	12,895

Income before income tax	3,159	3,366	2,367	1,693	4,166
Income tax expense	922	1,028	716	486	1,371

Net income	$2,237	$2,338	$1,651	$1,207	$2,795

Basic earnings per common share	$0.11	$0.11	$0.08	$0.06	$0.12

Diluted earnings per common share	$0.11	$0.11	$0.08	$0.06	$0.12

NONINTEREST INCOME AND EXPENSE:	2007			2006
	IIIQ	IIQ	IQ	IVQ	IIIQ
Noninterest Income:
Deposit service charges and fees	$938	$918	$835	$1,022	$1,142
Other fee income	495	499	461	507	466
Insurance commissions and annuities income	251	225	244	378	363
Gain on sales of loans	43	1	48	61	95
Gain (loss) on sales of investment securities	399	—	—	(43)	89
Gain on disposition of premises and equipment	—	7	6	1	—
Loan servicing fee income	182	214	211	227	230
Amortization and impairment of servicing assets	(131)	(106)	(95)	(121)	(120)
REO operations	(4)	—	—	1	(15)
Earnings on bank-owned life insurance	219	135	—	—	—
Other	385	434	332	500	408

Total noninterest income	$2,777	$2,327	$2,042	$2,533	$2,658

Noninterest Expense:
Compensation and benefits	$7,773	$7,860	$8,437	$10,674	$8,241
Office occupancy and equipment	1,428	1,399	1,507	1,416	1,530
Advertising	409	455	228	243	396
Data processing	821	823	749	855	873
Supplies, telephone and postage	485	484	568	560	583
Amortization of intangibles	469	469	477	489	496
Other	998	1,176	1,156	1,153	776

Total noninterest expenses	$12,383	$12,666	$13,122	$15,390	$12,895

(1)	Annualized

BANKFINANCIAL CORPORATION

SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA

Latest Five Quarters

(Dollars in thousands; except per share) – (Unaudited)

SUMMARY BALANCE SHEET:	2007			2006
	IIIQ	IIQ	IQ	IVQ	IIIQ
ASSETS:
Cash	$30,694	$32,071	$35,357	$38,286	$34,515
Interest-bearing deposits and short-term investments	14,003	33,887	30,947	29,051	2,964
Securities available for sale, net	67,686	69,085	106,884	117,853	157,396
Loans held for sale	2,031	620	143	298	605
Loans receivable, net	1,276,129	1,282,522	1,298,319	1,329,915	1,312,114
Federal Home Loan Bank stock	15,598	15,598	15,598	15,598	18,911
Premises and equipment	34,171	34,437	34,571	35,005	35,069
Intangible assets	30,799	31,268	31,750	32,227	32,727
Other assets	33,511	32,317	13,382	14,889	15,676

Total assets	$1,504,622	$1,531,805	$1,566,951	$1,613,122	$1,609,977

LIABILITIES AND EQUITY:
Deposits	$1,098,541	$1,105,237	$1,105,846	$1,129,585	$1,106,249
Borrowings	81,138	100,862	134,300	138,148	165,082
Other liabilities	21,322	18,794	17,218	19,374	12,763

Total liabilities	1,201,001	1,224,893	1,257,364	1,287,107	1,284,094
Stockholders’ equity	303,621	306,912	309,587	326,015	325,883

Total liabilities and stockholders’ equity	$1,504,622	$1,531,805	$1,566,951	$1,613,122	$1,609,977

CAPITAL RATIOS:	2007			2006
	IIIQ	IIQ	IQ	IVQ	IIIQ
BankFinancial Corporation:
Equity to total assets (end of period)	20.18%	20.04%	19.76%	20.21%	20.24%
Tangible equity to tangible total assets (end of period)	18.51	18.37	18.10	18.58	18.59
BankFinancial FSB:
Risk-based total capital ratio	19.07	20.26	20.64	20.09	19.91
Risk-based tier 1 capital ratio	18.22	19.43	19.74	19.26	19.05
Tier 1 leverage ratio	15.16	15.94	15.51	15.05	14.95
Stock repurchases - $ (000’s)	$5,643	$3,780	$19,261	$3,960	$13,330
Stock repurchases - shares	377,406	232,643	1,131,974	226,600	750,700

COMMON STOCK AND DIVIDENDS:	2007			2006
	IIIQ	IIQ	IQ	IVQ	IIIQ
Stock Prices:
Close	$15.82	$15.45	$16.27	$17.81	$17.49
High	16.39	16.75	17.98	18.50	18.11
Low	13.01	15.45	16.10	17.23	16.31
Cash dividends paid	$0.07	$0.07	$0.07	$0.06	$0.06

DEPOSITS:	2007			2006
	IIIQ	IIQ	IQ	IVQ	IIIQ
Non-interest-bearing demand	$111,772	$126,304	$122,422	$134,097	$130,491
Interest-bearing NOW	297,589	282,300	277,683	274,391	251,938
Money market	266,737	262,265	258,400	260,796	250,767
Savings	101,176	107,030	114,793	114,851	118,898
Certificates of deposit—Retail	314,450	317,946	321,444	323,957	330,794
Certificates of deposit—Wholesale	6,817	9,392	11,104	21,493	23,361

Total certificates of deposit	321,267	327,338	332,548	345,450	354,155

Total deposits	$1,098,541	$1,105,237	$1,105,846	$1,129,585	$1,106,249

BANKFINANCIAL CORPORATION

SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA

Latest Five Quarters

(Dollars in thousands; except per share) – (Unaudited)

	2007			2006
	IIIQ	IIQ	IQ	IVQ	IIIQ
LOANS:
One- to four-family residential real estate	$373,830	$381,447	$391,759	$397,545	$409,288
Multi-family mortgage loans	288,883	291,963	299,566	297,131	292,100
Nonresidential real estate	326,368	321,943	314,275	320,729	307,619
Construction and land loans	61,482	68,024	68,742	85,222	83,526
Commercial loans	80,358	84,410	90,103	89,346	84,947
Commercial leases	145,761	134,217	134,327	139,164	135,019
Consumer loans	3,835	4,574	3,361	3,869	3,989
Other loans (including municipal)	4,544	4,544	4,752	4,959	4,959

Total loans	1,285,061	1,291,122	1,306,885	1,337,965	1,321,447
Loans in process	(63)	(87)	154	148	113
Net deferred loan origination costs	2,211	2,266	2,402	2,424	2,478
Allowance for loan losses	(11,080)	(10,779)	(11,122)	(10,622)	(11,924)

Loans, net	$1,276,129	$1,282,522	$1,298,319	$1,329,915	$1,312,114

CREDIT QUALITY RATIOS:	2007			2006
	IIIQ	IIQ	IQ	IVQ	IIIQ
Nonperforming Loans and Assets:
Nonperforming loans	$9,557	$9,720	$8,759	$9,226	$8,469
Real estate owned	252	—	—	—	—

Nonperforming assets	$9,809	$9,720	$8,759	$9,226	$8,469

Asset Quality Ratios:
Nonperforming assets to total assets	0.65%	0.63%	0.56%	0.57%	0.53%
Nonperforming loans to total loans	0.74	0.75	0.67	0.69	0.64
Allowance for loan losses to nonperforming loans	115.94	110.90	126.98	115.13	140.80
Allowance for loan losses to total loans	0.86	0.84	0.85	0.79	0.90
Net charge-off ratio (1)	0.05	0.00	0.02	0.23	0.03

ALLOWANCE FOR LOAN LOSSES:	2007			2006
	IIIQ	IIQ	IQ	IVQ	IIIQ
Beginning balance	$10,779	$11,122	$10,622	$11,924	$11,969
Allowance of acquired bank	—	—	—	—	—
Provision (credit) for loan losses	460	(354)	581	(537)	49
Loans charged off	(159)	(3)	(97)	(767)	(96)
Recoveries	—	14	16	2	2

Ending balance	$11,080	$10,779	$11,122	$10,622	$11,924

(1)	Annualized

BANKFINANCIAL CORPORATION

SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA

Latest Five Quarters

(Dollars in thousands; except per share) – (Unaudited)

SELECTED AVERAGE BALANCES:	2007			2006
	IIIQ	IIQ	IQ	IVQ	IIIQ
Average total assets	$1,518,670	$1,543,985	$1,584,765	$1,611,689	$1,644,304
Average earning assets	1,397,286	1,432,238	1,481,465	1,486,033	1,544,356
Average total loans	1,291,593	1,297,583	1,323,345	1,328,482	1,320,016
Average investment securities	73,370	98,791	112,206	110,033	193,081
Average FHLB stock	15,598	15,598	15,598	18,299	18,911
Average other earning assets	16,725	20,266	30,316	29,219	12,348
Average interest-bearing deposits	986,113	978,601	981,956	980,771	982,859
Average total borrowings	87,782	112,209	137,715	149,001	170,804
Average interest-bearing liabilities	1,073,895	1,090,810	1,119,671	1,129,772	1,153,663
Average total stockholders’ equity	308,041	310,219	325,806	326,010	335,015

SELECTED YIELDS AND COST OF FUNDS (1):	2007			2006
	IIIQ	IIQ	IQ	IVQ	IIIQ
Average earning assets	6.57%	6.47%	6.51%	6.37%	6.23%
Average total loans	6.67	6.60	6.66	6.52	6.50
Average investment securities	5.90	5.66	5.51	5.43	4.62
Average FHLB stock	2.77	2.75	3.72	3.21	3.99
Average other earning assets	5.08	5.30	5.15	5.28	5.75
Average interest-bearing deposits	3.55	3.48	3.42	3.33	3.22
Average total borrowings	4.81	4.51	4.38	4.29	4.19
Average interest-bearing liabilities	3.66	3.59	3.54	3.46	3.37
Interest rate spread	2.91	2.88	2.98	2.91	2.86
Net interest margin	3.76	3.74	3.84	3.74	3.71

EARNINGS PER SHARE COMPUTATIONS:	2007			2006
	IIIQ	IIQ	IQ	IVQ	IIIQ
Net income	$2,237	$2,338	$1,651	$1,207	$2,795

Average common shares outstanding	22,692,613	23,124,955	23,924,011	24,384,369	24,556,236
Less: Unearned ESOP shares	(1,753,480)	(1,777,881)	(1,802,198)	(1,826,679)	(1,851,346)
Less: Unvested restricted stock	(619,385)	(618,600)	(637,882)	(730,208)	(210,082)

Weighted average common shares outstanding	20,319,748	20,728,474	21,483,931	21,827,482	22,494,808
Plus: Dilutive common shares equivalents	97,765	26,049	53,611	12,994	12,294

Weighted average dilutive shares outstanding	20,417,513	20,754,523	21,537,542	21,840,476	22,507,102

Number of antidilutive stock options excluded from the diluted earnings per share calculation	1,576,200	1,557,500	1,301,000	1,301,000	1,140,000
Weighted average exercise price of anti-dilutive option shares	$17.34	$17.36	$17.63	$17.63	$17.62
Earnings per basic share	$0.11	$0.11	$0.08	$0.06	$0.12

Earnings per diluted share	$0.11	$0.11	$0.08	$0.06	$0.12

N.A. = Not Applicable

(1)	Annualized

BANKFINANCIAL CORPORATION

NON-GAAP FINANCIAL MEASURES

The Company utilizes a number of different financial measures, both GAAP and non-GAAP, in making operating, budgeting and planning decisions for future periods. Generally, a non-GAAP financial measure is a numerical measure of a company’s performance, financial position or cash flows that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with generally accepted accounting principles in the United States of America, or GAAP. The Company believes that the use of the non-GAAP financial measures described below provides the Board of Directors and management, and may provide some investors, with a more complete understanding the Company’s operating results and trends, and facilitate comparisons to historical and peer performance. The Company’s non-GAAP financial measures should be considered supplemental in nature and should not be considered in isolation, or as superior to or a substitute for, financial measures that are prepared in accordance with GAAP. In addition, the Company’s non-GAAP financial measures may differ from similar non-GAAP financial measures that are used by other companies, thus limiting their usefulness as a comparative tool.

Amortization of Intangibles Expense. The Company believes that the exclusion from its net income of expense for the amortization of the core deposit intangible assets resulting from its acquisition of Success Bancshares and University National Bank facilitates the comparison of the Company’s operating results to the Company’s historical performance and to the performance of other financial institutions with different acquisition histories. In addition, the level of amortization of core deposit intangible assets arising from an acquisition can vary significantly depending on the valuation methodology used and the interest rate environment that existed at the time of the acquisition.

Equity-based Compensation. The Company believes that the exclusion of equity-based compensation expense from its net income facilitates the comparison of the Company’s operating results to the Company’s historical performance, including the prior periods in which it operated as a mutual institution and had no stock outstanding. In addition, the Company believes that this non-GAAP measure facilitates the comparison of the Company’s performance to the performance of other financial institutions that have different or more seasoned equity-based compensation plans, including plans pursuant to which stock option awards vested prior to the effective date of SFAS No. 123R.

Core Return on Assets. The Company believes that adjusting the calculation of its return on assets to exclude the equity-based compensation expense and the amortization of intangibles expense described above furthers the purposes described above. Thus, the Company calculates core return on assets by dividing net income for a period, adjusted to exclude these expenses, by its average assets for the period.

Core Return on Equity. The Company believes that adjusting the calculation of its return on equity to exclude the equity-based compensation expense and the amortization of intangibles expenses described above furthers the purposes described above. Thus, the Company calculates core return on equity by dividing average stockholders’ equity for a period by net income, adjusted to exclude these expenses, for the period.

Core Dilutive Earnings per Share. The Company believes that adjusting the calculation of its dilutive earnings per share to exclude the equity-based compensation expense and the amortization of intangibles expenses described above furthers the purposes described above. Thus, the Company calculates core dilutive earnings per share by net income, adjusted to exclude these expenses, for the period by the weighted average dilutive common shares outstanding, for the period.

Core Noninterest Expense to Average Total Assets. The Company believes that adjusting the calculation of its noninterest expense to average total assets to exclude the equity-based compensation expense and the amortization of intangibles expenses described above furthers the purposes described above. Thus, the Company calculates noninterest expense to average total assets by dividing noninterest expense, adjusted to exclude these expenses, by average total assets for the period.

Core Efficiency Ratio. The Company believes that adjusting the calculation of its efficiency ratio to exclude the equity-based compensation expense and the amortization of intangibles expense described above furthers the purposes described above. Thus, the Company calculates core efficiency ratio by dividing noninterest expense, adjusted to exclude these expenses, by the sum of net interest income and noninterest income.

There are inherent limitations associated with the use of each of the above non-GAAP financial measures as an analytical tool. In particular, these non-GAAP financial measures are not based on a comprehensive set of accounting rules or principles and reflect the exclusion of items that are recurring and will be reflected in the Company’s financial results in the future. The Company has further highlighted these and the other limitations described above by providing a reconciliation of the GAAP amounts that have been excluded from these non-GAAP financial measures.

BANKFINANCIAL CORPORATION

NON-GAAP FINANCIAL MEASURES

(Dollars in thousands; except per share) – (Unaudited)

FOR THE QUARTERS AND NINE MONTH PERIOD ENDED SEPTEMBER 30, 2007 AND 2006	Three months ended September 30,		Nine months ended September 30,
	2007	2006	2007	2006
Core Operating Income:
Net Income	$2,237	$2,795	$6,226	$8,839

Adjustments:
Equity-based compensation and benefits	1,311	996	3,866	1,835
Amortization of core deposit intangible	469	496	1,415	1,384
Tax effect on adjustments assuming 39.745% tax rate	(707)	(593)	(2,099)	(1,280)

Core Operating Income	$3,310	$3,694	$9,408	$10,778

Return on assets (ratio of net income to average total assets) (1)	0.59%	0.68%	0.54%	0.71%
Core return on assets (ratio of core operating income to average total assets) (1)	0.87%	0.90%	0.81%	0.87%

Return on equity (ratio of net income to average equity) (1)	2.90%	3.34%	2.64%	3.53%
Core return on equity (ratio of core operating income to average equity) (1)	4.30%	4.41%	3.99%	4.30%

Dilutive earnings per common share	$0.11	$0.12	$0.30	$0.39
Core dilutive earnings per common share	$0.16	$0.16	$0.45	$0.48

Core Noninterest Expenses:
Noninterest Expenses	$12,383	$12,895	$38,171	$36,980
Adjustments:
Equity-based compensation and benefits	(1,311)	(996)	(3,866)	(1,835)
Amortization of core deposit intangible	(469)	(496)	(1,415)	(1,384)

Core Noninterest Expenses	$10,603	$11,403	$32,890	$33,761

Noninterest expense to average total assets (1)	3.26%	3.14%	3.29%	2.99%
Core noninterest expense to average total assets (1)	2.79%	2.77%	2.83%	2.73%

Efficiency ratio (ratio of noninterest expense to net interest income plus noninterest income)	77.38%	75.37%	79.94%	73.14%
Core efficiency ratio (ratio of core noninterest expense to net interest income plus noninterest income)	66.26%	66.65%	68.88%	66.77%

(1)	Annualized

FOR THE LATEST FIVE QUARTERS	2007			2006
	IIIQ	IIQ	IQ	IVQ	IIIQ
Core Operating Income:
Net Income	$2,237	$2,338	$1,651	$1,207	$2,795
Adjustments:
Equity-based compensation and benefits	1,311	1,294	1,261	3,542	996
Amortization of core deposit intangible	469	469	476	489	496
Tax effect on adjustments assuming 39.745% tax rate	(707)	(701)	(690)	(1,602)	(593)

Core Operating Income	$3,310	$3,400	$2,698	$3,636	$3,694

Return on assets (ratio of net income to average total assets) (1)	0.59%	0.61%	0.42%	0.30%	0.68%
Core return on assets (ratio of core operating income to average total assets) (1)	0.87%	0.88%	0.68%	0.90%	0.90%

Return on equity (ratio of net income to average equity) (1)	2.90%	3.01%	2.03%	1.48%	3.34%
Core return on equity (ratio of core operating income to average equity) (1)	4.30%	4.38%	3.31%	4.46%	4.41%

Dilutive earnings per common share	$0.11	$0.11	$0.08	$0.06	$0.12
Core dilutive earnings per common share	$0.16	$0.16	$0.13	$0.17	$0.16

Core Operating Expenses:
Noninterest Expenses	$12,383	$12,666	$13,122	$15,390	$12,895
Adjustments:
Equity-based compensation and benefits	(1,311)	(1,294)	(1,261)	(3,542)	(996)
Amortization of core deposit intangible	(469)	(469)	(476)	(489)	(496)

Core Noninterest Expenses	$10,603	$10,903	$11,385	$11,359	$11,403

Noninterest expense to average total assets (1)	3.26%	3.28%	3.31%	3.82%	3.14%
Core noninterest expense to average total assets (1)	2.79%	2.82%	2.87%	2.82%	2.77%

Efficiency ratio (ratio of noninterest expense to net interest income plus noninterest income)	77.38%	80.79%	81.66%	93.01%	75.37%
Core efficiency ratio (ratio of core noninterest expense to net interest income plus noninterest income)	66.26%	69.54%	70.85%	68.65%	66.65%

(1)	Annualized